Exhibit 10(b)

Appendix A2 Last Revised On: February 11, 2016
Name	Company	Pre-4/1/1997 Participant	Class A “Bonus SERP” Status	Double Basic Credits	Double Transition Credits
ARECHABALA, MIGUEL *	NextEra Energy, Inc		X1	X1
CAPLAN, DEBORAH H. *	NextEra Energy, Inc		X1	X1
KELLIHER, JOSEPH T. *	NextEra Energy, Inc		X1	X1
KETCHUM, JOHN W.	NextEra Energy, Inc.		X1	X1
SIEVING, CHARLES E. *	NextEra Energy, Inc		X1	X1
SILAGY, ERIC E.*	Florida Power & Light Company		X1	X1
YEAGER, WILLIAM L. *	NextEra Energy, Inc		X1	X1
CUTLER, PAUL I. *	NextEra Energy, Inc		X1
FROGGATT, CHRIS N. *	NextEra Energy, Inc		X1

ARCARI, CRAIG W.	Florida Power & Light Company	X1
BARRETT, ROBERT E., JR.	Florida Power & Light Company	X1
BEILHART, KATHY	NextEra Energy Resources, LLC	X1
BROAD, THOMAS F.	NextEra Energy, Inc	X1
CHAPEL, CHRISTOPHER T.	NextEra Energy, Inc	X1
CHARANJIVA, LAKSHMAN	NextEra Energy, Inc	X1
CONEYS, JOHN J.	NextEra Energy, Inc	X1
COSTANZO, CHRISTOPHER R.	Florida Power & Light Company	X1
CURTLAND, DEAN	NextEra Energy Seabrook	X1
DIDONATO, JOHN	NextEra Energy Resources, LLC	X1
FORREST, SAM A.	Florida Power & Light Company	X1
GLEASON, ERIC S.	NextEra Transmission, LLC	X1
GOLDSTEIN, MITCHELL P.	Florida Power & Light Company	X1
GOSSELIN, DEAN R.	NextEra Energy Resources, LLC	X1
GOULD, ROBERT L.	Florida Power & Light Company	X1
HANDEL, MATTHEW S.	NextEra Energy Resources, LLC	X1
HARDY, G. KEITH, JR	Florida Power & Light Company	X1
HICKSON, MARK E.	NextEra Energy, Inc	X1
HOFFMAN, KENNETH A.	Florida Power & Light Company	X1
JENSEN, JOSEPH N.	Florida Power & Light Company	X1
KENNEDY, ROXANE R.	Florida Power & Light Company	X1
KETCHUM, JOHN W.	NextEra Energy, Inc	X1
KILEY, MICHAEL W.	Florida Power & Light Company	X1
KUJAWA, REBECCA	NextEra Energy Resources, LLC	X1
LABAUVE, RANDALL R.	NextEra Energy, Inc	X1
LANDRUM, BRIAN	NextEra Power Marketing, LLC	X1
LEMASNEY, MARK	NextEra Energy Resources, LLC	X1
LITCHFIELD, R. WADE	Florida Power & Light Company	X1
MAISTO, MARK	NextEra Energy Resources, LLC	X1
MCCARTNEY, ERIC	NextEra Point Beach	X1

1
The Compensation Committee has expressly identified these items and acknowledged that they are subject to Internal Revenue Code Section 409A. In particular, these items include: (i) the additional deferred compensation provided by the designation of certain officers as Class A Executives, effective on or after January 1, 2006; and (ii) the additional deferred compensation set forth in SERP Amendment #4 to the Prior Plan (meaning amounts deferred by certain senior officers specified by the Compensation Committee who became participants in the SERP on or after April 1, 1997 at the rate of two times the basic credit and, to the extent applicable, the transition credit under the cash balance formula in the SERP for their pensionable earnings on or after January 1, 2006). Importantly, nothing in Amendment #4 to the Prior Plan, the SERP, Compensation Committee resolutions, or any other document shall be construed as subjecting to Code Section 409A any deferrals made under the SERP prior to January 1, 2005, except as expressly noted herein.

*	Executive Officer of NextEra Energy, Inc.

Appendix A2, continued Last Revised On: February 11, 2016
Name	Company	Pre-4/1/1997 Participant	Class A “Bonus SERP” Status	Double Basic Credits	Double Transition Credits
MIRANDA, MANNY B.	Florida Power & Light Company		X1
MURPHY, BRIAN R.	NextEra Energy, Inc		X1
OLNICK, BRYAN J.	Florida Power & Light Company		X1
O'SULLIVAN, MICHAEL	NextEra Energy Resources, LLC		X1
OUSDAHL, KIMBERLY	Florida Power & Light Company		X1
PEREZ, CARMEN M.	FPL FiberNet, LLC		X1
PRIORE, CARMINE A., III	NextEra Energy Resources, LLC		X1
RAUCH, PAMELA M.	Florida Power & Light Company		X1
REAGAN, RONALD R.	NextEra Energy, Inc		X1
ROSS, MITCHELL S.	NextEra Energy Resources, LLC		X1
SANCHEZ, MANNY A.	NextEra Energy Resources, LLC		X1
SANTOS, MARLENE M.	Florida Power & Light Company		X1
SEELEY, W. SCOTT	NextEra Energy, Inc		X1
SENA, PETER P., III	Florida Power & Light Company		X1
SILVERSTEIN, LAWRENCE	NextEra Energy Power Marketing, LLC		X1
SOLE, MICHAEL W.	Florida Power & Light Company		X1
SORENSEN, MARK R.	NextEra Energy Resources, LLC		X1
SPOOR, MICHAEL G	Florida Power & Light Company		X1
STENGLE, KATE E.	NextEra Energy, Inc		X1
SUMMERS, THOMAS	Florida Power & Light Company		X1
SUNCINE, KEVIN T.	NextEra Energy Resources, LLC		X1
TUSCAI, TJ	NextEra Project Management, LLC		X1
VEHEC, THOMAS	NextEra Duane Arnold		X1
WEISS, ALEXANDER	NextEra Energy Resources, LLC		X1

1
The Compensation Committee has expressly identified these items and acknowledged that they are subject to Internal Revenue Code Section 409A. In particular, these items include: (i) the additional deferred compensation provided by the designation of certain officers as Class A Executives, effective on or after January 1, 2006; and (ii) the additional deferred compensation set forth in SERP Amendment #4 to the Prior Plan (meaning amounts deferred by certain senior officers specified by the Compensation Committee who became participants in the SERP on or after April 1, 1997 at the rate of two times the basic credit and, to the extent applicable, the transition credit under the cash balance formula in the SERP for their pensionable earnings on or after January 1, 2006). Importantly, nothing in Amendment #4 to the Prior Plan, the SERP, Compensation Committee resolutions, or any other document shall be construed as subjecting to Code Section 409A any deferrals made under the SERP prior to January 1, 2005, except as expressly noted herein.